AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
January 2015

For the month of January 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.87% and a net return of 1.82%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 2.10% for the month.

January gross relative performance: -0.23%

Performance for periods ended January 31, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.87%	6.90%	3.40%	4.85%	5.28%
HIT Total Net Rate of Return	1.82%	6.44%	2.96%	4.39%	4.84%
Barclays Capital Aggregate Bond Index	2.10%	6.61%	3.07%	4.57%	4.86%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the third worst performing major sector in the Barclays Aggregate, with excess returns of -34 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.4% of the index as of January 31, 2015.

●
Weak performance by agency single family MBS (RMBS), the worst performing major sector in the index with excess returns of -104 bps.  The HIT is underweight in RMBS with an allocation of 26.9% versus 28.3% in the Barclays Aggregate at the end of January.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector posted the highest excess return of all the major sectors. The HIT ended the month with an 8.2% allocation versus 36.1% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                     January 2015 Performance Commentary

●
Mixed performance by agency multifamily MBS.  Spreads to swaps for FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates were both flat, but widened by about 3 bps to Treasuries in the flight to safety. Fannie Mae DUS spreads also widened to Treasuries across all structures. The benchmark Fannie Mae 10/9.5 and intermediate duration 7/6.5 structures both widened by 3 bps, while the shorter 5/4.5s widened by 4 bps. The HIT had 21.9% of its portfolio invested in DUS securities across various structures at the end of January.

●
The HIT’s relative short duration as interest rates declined substantially across the curve.  Two-, 5-, 10-, and 30-year Treasury rates fell by 22, 50, 53, and 53 bps, respectively. In addition, with this dramatic flight to safety into Treasuries, the HIT’s high premium priced multifamily MBS experienced significant price compression. This negative convexity contributed significantly to their underperformance.

January 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.59%	0	5.78
Agencies	1.34%	-41	4.13
Single family agency MBS (RMBS)	0.85%	-104	3.20
Corporates	3.03%	-34	7.45
Commercial MBS (CMBS)	1.78%	-8	4.32
Asset-backed securities (ABS)	0.87%	-1	2.50
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	12/31/14	1/31/14	Change
1 Month	0.015%	0.013%	-0.003%
3 Month	0.041%	0.003%	-0.038%
6 Month	0.119%	0.048%	-0.071%
1 Year	0.216%	0.140%	-0.076%
2 Year	0.666%	0.451%	-0.216%
3 Year	1.071%	0.737%	-0.335%
5 Year	1.654%	1.156%	-0.498%
7 Year	1.972%	1.461%	-0.511%
10 Year	2.172%	1.642%	-0.531%
30 Year	2.752%	2.223%	-0.529%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.